SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2002

STARBUCKS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Utah Avenue South
Seattle, Washington 98134
(Address of principal executive offices, including zip code)

(206) 447-1575
(Registrants’ telephone number, including area code)

Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit 99

Item 9. Regulation FD Disclosure

     On August 5, 2002, Orin C. Smith, president and chief executive officer, and Michael Casey, executive vice president and chief financial officer, of Starbucks Corporation submitted sworn statements to the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, and Order No. 4-460 issued on June 27, 2002.

     Copies of the statements by Mr. Smith and Mr. Casey are attached as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starbucks Corporation (Registrant)

Dated: August 5, 2002		/s/ Michael Casey

	By:	Michael Casey executive vice president and chief financial officer